UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ARK RESTAURANTS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARK RESTAURANTS CORP.
85 Fifth Avenue
New York, New York 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 17, 2026

To the Shareholders of
ARK RESTAURANTS CORP.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on March 17, 2026 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York. At the Annual Meeting, you will be asked to consider and vote upon:

(1)	To elect a board of six directors identified as standing for election in the accompanying proxy statement, each to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected;

(2)	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the 2026 fiscal year; and

(3)	To transact such other business as may properly come before the 2026 Annual Meeting of Shareholders, and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 20, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

 YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW A PREVIOUSLY SUBMITTED PROXY AND VOTE YOUR OWN SHARES AT THE MEETING.

By Order of the Board of Directors,

Anthony J. Sirica
President and Chief Financial Officer

New York, New York
January 26, 2026

ARK RESTAURANTS CORP.

PROXY STATEMENT
ANNUAL MEETING INFORMATION

This proxy statement contains information related to the Annual Meeting of Shareholders of Ark Restaurants Corp., a New York corporation (“Ark” or the “Company”), to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on March 17, 2026 and at any adjournment or postponement thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the Meeting. This proxy statement and the accompanying proxy are being first mailed to shareholders on or about January 26, 2026. Certain of our officers and employees may solicit proxies by correspondence, telephone or in person, without extra compensation. We may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy materials to the beneficial owners of securities held by them.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and the “Company” refer to Ark Restaurants Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the shareholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 17, 2026.

This Proxy Statement, the form of proxy and the Company’s Annual Report are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Who may vote?

You may vote if you owned our common stock as of the close of business on January 20, 2026 (the "Record Date"). Each share of your common stock is entitled to one vote on each of the proposals scheduled for vote at the Meeting. As of the Record Date, there were 3,606,157 shares of common stock outstanding and entitled to vote at the Meeting. Shares of common stock that are present during the Meeting constitute shares of common stock represented "in person."

Who may attend the Meeting?

All shareholders of record at the close of business on the Record Date, or their duly appointed proxies, and our invited guests may attend the Meeting.

Who may vote at the Meeting?

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Shares of common stock held in a shareholder's name as the shareholder of record may be voted in person at the Meeting. Shares of common stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a shareholder of record, you may vote by submitting a proxy electronically via the Internet, by telephone or if you have requested a paper copy of these proxy materials, by returning the proxy or voting instruction card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

What will I be voting on?

You will be voting on the following proposals at the Meeting:

•To elect a board of six directors identified as standing for election in this proxy statement, each to serve until the 2027 Annual Meeting of Shareholders and until their successors are duly elected (Proposal No. 1); and
•To ratify the appointment of CohnReznick LLP (“Cohn”) as our independent registered public accounting firm for the 2026 fiscal year (Proposal No. 2).

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board; and “FOR” the ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2026.

How do I vote?

By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

At the Meeting. You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the Meeting.

Via the Internet: You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided on the Notice of Internet Availability or proxy card. You must have the control number that is on the Notice of Internet Availability or proxy card when voting.

By Telephone: If you live in the United States or Canada, you may vote by proxy via the telephone by calling 1 (800) 690-6903. You must have the control number that is on the Notice of Internet Availability or proxy card when voting.

Even if you plan to attend the Meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my vote after I have voted?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

•signing another proxy card with a later date and returning it to us prior to the Meeting;
•giving written notice of revocation to Ark Restaurants Corp., Attention: Secretary, 85 Fifth Avenue, 14th Floor, New York, NY 10003; or
•attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

How are abstentions and broker non-votes treated?

Abstentions (i.e., shares present at the Meeting and marked “abstain”) are deemed to be shares presented or represented by Proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present.

A broker non-vote occurs when the beneficial owner of shares fails to provide the bank, broker or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholders meeting. In this situation, the bank, broker or other nominee will not vote on the “non-routine” matters. Broker non-votes are counted for purposes of determining whether a quorum is present.

For Proposal No. 1, votes that are withheld from a director's election and broker non-votes are not treated as votes cast “for” or “against” the proposal and, therefore, will have no effect on the outcome of the vote.

For Proposal No. 2, abstentions and broker non-votes will not have any effect on the proposal.

Note that if you are a beneficial holder, banks, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Cohn as our independent registered public accounting firm for the fiscal year 2026 (Proposal No. 2). A bank, broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, the “non-routine” matters relate to the election of directors (Proposal No. 1). Accordingly, we encourage you to provide voting instructions to your bank, broker or other nominee whether or not you plan to attend the Meeting.

How many votes must be present to hold the Meeting?

The holders of a majority in voting power of all stock issued, outstanding and entitled to vote at the Meeting must be present in person or by proxy to hold the Meeting and conduct business. This is called a quorum. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Shares voted in the manner described above will be counted as present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

 What are the deadlines for shareholder proposals for next year’s meeting?

Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the United States Securities and Exchange Commission (the "SEC") and the Company's Amended and Restated Bylaws (the "Bylaws"). Please see “Shareholder Proposals and Nominations for Directors” for further information on how to submit proposals and recommendations for Board nominees for the 2027 Annual Meeting of Shareholders.

 Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in a Current Report on Form 8-K filed with the SEC within four (4) business days after the Meeting.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) available on our website in the Investors section, as soon as reasonably practicable after electronically filing such material with the SEC.

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

 CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and shareholders. Our current corporate governance principles, including the Code of Ethics and the charters of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are all available under Investors – Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the SEC and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce R. Lewin, Marcia Allen, Jessica Kates and Stephen Novick. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

Director Diversity

We strive to have the members of our Board of Directors possess a diverse set of skills and background so as to best provide guidance to the management team and oversight to the Company. While the Nominating and Corporate Governance Committee does not have a formal policy in this regard, the Nominating and Corporate Governance Committee views diversity broadly to include a diversity of experience, skills and viewpoint, as well as diversity of gender and race. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Skills sought include financial, capital markets, executive leadership, sales and marketing, organizational growth, human resources and strategic planning. We believe our Board of Directors has a minimum of one director for each of these skills.

The members of our Board have provided the diversity information below.

Current and Proposed Board Diversity Matrix

Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or more Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did not disclose demographic background	1

Board Leadership Structure

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Currently, the office of Chairman of the Board and Chief Executive Officer are held by Michael Weinstein. The Company does not have a lead independent director. Our Board has determined that its current structure, with combined Chairman and CEO roles, is in the best interests of the Company and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

•Mr. Weinstein has extensive knowledge of all aspects of the Company and its business and risks, its industry and its customers;
•Mr. Weinstein is intimately involved in the day-to-day operations of the Company and is best positioned to elevate the most critical business issues for consideration by the Board of Directors;
•The Board believes having Mr. Weinstein serve in both capacities allows him to more effectively execute the Company’s strategic initiatives and business plans and confront its challenges;
•A combined Chairman and CEO structure provides the Company with decisive and effective leadership with clearer accountability to our shareholders and customers; and
•In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

Board’s Role in Risk Oversight

Our Board believes that open communication between management and the Board is essential for effective risk management and oversight. The Board meets with our Chief Executive Officer and other members of senior management at Board meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions.

One of the key functions of our Board of Directors is informed oversight of our risk management process. It administers this oversight function directly through the Board of Directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, technical, regulatory, compliance and reputational risks. The risk oversight responsibility of our Board of Directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our Board of Directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.

While our Board is ultimately responsible for risk oversight, our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. For more information about our Board committees, please see the sections titled “Compensation Committee,” “Audit Committee” and “Nominating and Corporate Governance Committee” below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Board and Committee Meeting Attendance

During the past fiscal year, the Board held five meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors met twice last year in executive session without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one-year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

Compensation Committee

Mr. Novick (Chairperson) and Ms. Allen currently serve as members of the Compensation Committee of the Board. The Compensation Committee (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our cash-based and equity-based compensation plans; and (iii) implements, administers, operates and interprets our equity-based and similar compensation plans to the extent provided under the terms of such plans. The Compensation Committee has the authority to make decisions with respect to CEO and executive officer compensation matters, including employment and severance contracts, salary, compensation awards and bonuses, among other things, and has the right to retain and terminate compensation consultants, legal counsel and other advisors to assist the Committee with its functions. The Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers (with respect to compensation determinations for non-executive officers), as well as delegate authority to the Company’s CEO to approve options to employees (who are not directors or executive officers) of the Company or of any subsidiary of the Company, subject to certain quantity, time and price limitations.

The Board of Directors adopted a written charter under which the Compensation Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Compensation Committee on an annual basis. The Board of Directors has determined that all of the members of the Compensation Committee meet the independence criteria for compensation committees and have the qualifications set forth in the listing standards of NASDAQ.

The Compensation Committee held one meeting during fiscal 2025.

Audit Committee

Mr. Lewin (Chairperson), Ms. Kates and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing the Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Exchange Act.

The Board of Directors has also designated Ms. Allen as an Audit Committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Exchange Act, and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held four meetings during fiscal 2025.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson) and Lewin and Ms. Allen currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal No. 1, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•Judgment
•Skill
•Diversity

•Experience with businesses and other organizations of comparable size
•The interplay of the candidate's experience with the experience of other Board members
•The extent to which the candidate would be a desirable addition to the Board and any committee of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by shareholders. If a shareholder wishes to recommend a candidate for election as a director at the 2027 Annual Meeting of Shareholders, it must follow the procedures described in “Shareholder Proposals and Nominations for Directors” below.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our business. The Company’s policy is to have at least a majority of directors qualify as “independent” under the listing requirements of NASDAQ.

The Nominating and Corporate Governance Committee held one meeting during fiscal 2025.

Samuel Weinstein, the Company’s Co-Chief Operating Officer, is the son of Michael Weinstein, the Chairman of the Board and Chief Executive Officer of the Company. Except for the foregoing, there are no family relationships among any of the directors or executive officers (or any nominee therefor) of the Company, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Shareholder Proposals and Nominations for Directors

We must receive shareholder proposals for inclusion in our proxy materials for the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 no later than September 28, 2026. These proposals must also meet the other requirements of the rules of the SEC and our By-laws.

Our By-laws establish an advance notice procedure with regard to proposals that shareholders otherwise desire to introduce at our 2027 Annual Meeting of Shareholders without inclusion in our proxy statement for that meeting. Written notice of such shareholder proposals and director nominations for our 2027 Annual Meeting of Shareholders must be received by our Board of Directors, c/o Secretary, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, not later than December 17, 2026 and must not have been received earlier than November 17, 2026 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the shareholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for shareholder action. If a shareholder who wishes to nominate a director or make a proposal fails to notify us within this time frame, the proposal will not be addressed at our 2027 Annual Meeting of Shareholders. If a shareholder makes a timely notification, the proxies that management solicits for the meeting will have discretionary authority to vote on the shareholder’s proposal under circumstances consistent with the proxy rules of the SEC. In addition to satisfying the advance notice procedure in our By-laws with respect to director nominations, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 Annual Meeting of Shareholders must provide notice that sets forth the information set forth in Rule 14a-19 under the Exchange Act and the By-laws, either postmarked or transmitted electronically to the Company no later than January 18, 2027.

Pursuant to our By-laws, the notice must set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent to be named in any proxy statement and any associated proxy card and serve as director if so elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, and (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing shareholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal with any of their affiliates or associates, and any others acting in concert with the foregoing, (iv) a description of any agreement, arrangement or understanding with respect to shares of our stock entered into by the date of such notice for the purposes of loss mitigation, risk management or derivation of benefit from share price changes and/or redistribution of voting power, (v) a representation that such shareholder is the holder of record, is entitled to vote, and intends to appear in person or by proxy and propose such business or nomination, (vi) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal, and (vii) any other information relating to such shareholder and/or beneficial owner required to be disclosed in filings made in connection with solicitation of proxies pursuant to the Exchange Act. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement we prepare. Compliance with our Bylaws shall be the exclusive means for a shareholder to make nominations or submit other business to the annual meeting (other than matters properly brought in compliance with the rules of the Exchange Act).

Shareholder Communications

The Board welcomes communications from shareholders, which may be sent to the entire Board at the principal business address of the Company, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, Attn: Secretary. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s Annual Meetings of Shareholders can provide shareholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings. Seven board members attended our 2025 Annual Meeting.

PROPOSAL No. 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board.

We are saddened to report that our fellow board member, Steven Shulman, recently passed away. We are grateful for his many years of invaluable service to the Company. Following Mr. Shulman’s passing, the Board voted to decrease the size of the Board from eight to six members.

The six individuals listed below have been nominated for re-election at the Meeting. The Nominating and Corporate Governance Committee approved these candidates and believes they have a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business. Following the Meeting, the Board will be comprised of six directors. The term of office of each director is one year, commencing at this annual meeting and ending at the Annual Meeting of Shareholders to be held in 2027. Each director elected will continue in office until he or she resigns or until a successor has been elected and qualified. Shareholders cannot vote or submit proxies for a greater number of persons than the six nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

The following is a brief account of the business experience during the past five years of each of the Company’s directors and executive officers, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment was carried on.

Name	Age	Position	Director Since

Michael Weinstein	82	Chairman of the Board and Chief Executive Officer	1983
Anthony J. Sirica	62	Director, President and Chief Financial Officer	2018
Marcia Allen	75	Director	2003
Jessica Kates	47	Director	2022
Bruce R. Lewin	78	Director	2000
Stephen Novick	85	Director	2005

Biographical Information

Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also an executive officer of each of our subsidiaries. Mr. Weinstein is an officer, director and 29.67% shareholder of RSWB Corp., a unrelated company that operates a restaurant in New York City. Mr. Weinstein spends substantially all of his business time on Company-related matters. Mr. Weinstein is a well-known, highly regarded leader in the restaurant industry, has expansive knowledge of the industry, maintains strategic relationships with many executives and other senior management in the restaurant and real estate industries throughout the country and brings a unique and valuable perspective to the Board of Directors. Mr. Weinstein is the Chairman of the board of directors of The Museum at Eldridge Street and is active with many other philanthropic causes.

Anthony J. Sirica has been employed by us since September 2018 as Chief Financial Officer and was appointed to fill a vacancy on the Board of Directors as of such date. Prior to his appointment, Mr. Sirica served as the Managing Member of Forum Consulting, LLC (“Forum”), since February 2006. Forum was a New York-based management advisory services firm that provided accounting and financial consulting services and corporate governance support primarily to issuers registered with the Securities and Exchange Commission (“SEC”) in the Tri-State area, including Ark Restaurants Corp. Prior to his tenure at Forum, Mr. Sirica served in various capacities with the international accounting firm of BDO Seidman, LLP, including the National Business Line Leader of their risk consulting division and Audit Partner. Mr. Sirica is a certified public accountant. We believe that Mr. Sirica’s significant and extensive experience advising a vast array of companies across a breadth of industries, combined with his understanding and background in business brings proven leadership and business and industry acumen to the Board of Directors and make him qualified to serve as a director.

Marcia Allen was elected a director of the Company in 2003. Since 2008, Ms. Allen has been and continues as the Chief Executive Officer of Allen & Associates Inc., a business strategy advisory firm focused on planning and problem solving for large, difficult corporate and government clients. Ms. Allen brings to the Company’s Board of Directors considerable experience across a wide range of industries and markets, with particular expertise in the restaurant industry as she began her professional life as one of the founders of Ruby Tuesday, was the CFO of Taco Bell, and was CEO of the Restaurant/Retail division of WRGrace. Currently, Ms. Allen also serves on the Board of Directors of INmune Bio, Inc. (NASDAQ - INMB) and is a director of several private companies.

Jessica Kates was elected a director of the Company in 2022. Over the past few years, Ms. Kates has been working as fractional CFO to various companies in the FoodTech, AgTech, and ClimateTech industries. In 2019, Ms. Kates co-founded Rellevant Partners LLC, a growth equity firm focused on the restaurant, restaurant technology, and food and beverage sectors. Prior to 2019, Ms. Kates was a Partner in Trispan's, a restaurant-focused private equity fund, where she served on the Board of Yardbird, Rosa Mexicano and Stacked. Ms. Kates brings comprehensive knowledge of all aspects of the restaurant industry to the Company’s Board of Directors with over 20 years of hands-on restaurant investing and advising experience.

Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin was the President and a director of Continental Hosts, Ltd from August 2001 until its sale in 2018. He was also a founder and board member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner of Bruce R. Lewin Fine Art since 1985. Mr. Lewin brings to the Company’s Board of Directors extensive experience in the restaurant and hospitality industry. Additionally, the Board of Directors values Mr. Lewin’s insights in strategic planning and corporate finance.

Stephen Novick was elected a director of the Company in 2005. Mr. Novick serves as Senior Advisor for Chasbro, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. Mr. Novick formerly was a director of Toll Brothers, Inc. The Board of Directors values Mr. Novick’s more than 40 years of experience in marketing and advertising across a breadth of industries and his recognition as a leader in his field.

Vote Required

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. Votes withheld and broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE AS STANDING FOR ELECTION AT THE MEETING, TO SERVE UNTIL THE ANNUAL MEETING OF OUR SHAREHOLDERS IN 2027, AS DESCRIBED ABOVE.

PROPOSAL No. 2:
RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of CohnReznick LLP (“Cohn”), an independent registered public accounting firm, to audit our financial statements for the 2026 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below.

Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and, accordingly, presents the selection of the independent registered public accounting firm to the shareholders for ratification. If the selection of Cohn is not ratified by the shareholders, the Board of Directors will take that into consideration but does not intend to engage another firm. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

Vote Required

The affirmative vote of a majority of the votes cast by the shareholders entitled to vote on this proposal at the Meeting is required to ratify the appointment of Cohn. Abstentions and broker non-votes will not have any effect on this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 18, 2025. A copy of that report is set forth below.

December 18, 2025

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:
The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, CohnReznick LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended September 27, 2025.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended September 27, 2025:

•Reviewed and discussed with management our audited financial statements as of and for the year ended September 27, 2025;
•Discussed with CohnReznick LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•Received and reviewed the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the PCAOB regarding CohnReznick LLP's communications with the Audit Committee concerning independence, and discussed with CohnReznick LLP's independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements referred to above be included in Ark’s Annual Report on Form 10-K for the fiscal year ended September 27, 2025, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee
Bruce R. Lewin, Marcia Allen and Jessica Kates

AUDIT FEES AND SERVICES

During fiscal 2024 and 2025, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended September 28, 2024 and September 27, 2025, and fees for other services rendered by Cohn during those periods.

	2024	2025

Audit Fees	$375,500	$323,500
Audit Related Fees	40,000	25,000
Tax Fees	-	-
All Other Fees	-	7,000
Total	$415,500	$355,500

Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q.

Audit Related Fees. Audit related services include fees for benefit plan audits and lease compliance audits.

Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees: Includes other fees or expenses billed for other services not described above rendered to the Company by Cohn.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2024 and 2025 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor, as follows: on an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, and the Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All audit-related fees, tax fees and all other fees were approved by the Audit Committee. The projects and categories of service are as follows:

Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q as well as fees for SEC registration services.

Audit Related Services—Audit related services include fees for benefit plan audits and lease compliance audits.

Tax—Tax services include fees for tax compliance, tax advice and tax planning.

All Other—Fees for all other services provided by Cohn.

EXECUTIVE OFFICERS

The names of our current executive officers, who are not also members of our Board of Directors, and certain biographical information furnished by them, are set forth below:

Name	Age	Title
Jennifer Jordan	63	Co-Chief Operating Officer
Samuel Weinstein	31	Co-Chief Operating Officer

Biographical Information

Jennifer Jordan, has worked for the Company for over 40 years. Ms. Jordan started as a server in 1984 and has held various positions since then including bookkeeper, assistant manager, manager and general manager. She has also assisted with the opening of several properties over the course of her career at the Company. Since 2014, she has been the General Manager for a subsidiary of the Company that manages the food and beverage at the New Meadowlands Racetrack where she oversees all of the food and beverage operations. Prior to becoming Co-COO, Ms. Jordan has served as Vice President of Operations for the Company and spent 18 months overseeing the management transition of our Las Vegas operations including the renovations to the property in connection with the extension of our leases.

Samuel Weinstein, has worked for the Company in varying capacities for the last 10 years. Since January 2019, Mr. Weinstein has worked on special projects including working with the executive team in identifying and integrating acquisitions. Prior to becoming Co-COO, Mr. Weinstein served as Vice President of Operations where he spent 18 months overseeing the management transition of our Las Vegas operations including the renovations to the property in connection with the extension of our leases.

Family Relationships

Samuel Weinstein is the son of Michael Weinstein, the Chairman of the Board and Chief Executive Officer of the Company.

EXECUTIVE COMPENSATION

The following table shows information concerning all compensation paid for services to the Company in all capacities during the fiscal years ended September 28, 2024 and September 27, 2025, as to the Chief Executive Officer (its “principal executive officer” or “PEO”) and each of the other two most highly-compensated executive officers of the Company who served in such capacity at the end of the last two fiscal years (the “Named Executive Officers” or “NEOs”):

 SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Award ($)	All Other Compensation ($)	Total ($)

Michael Weinstein	2025	$825,000	$-	$-	$-	$825,000
Chief Executive Officer	2024	$1,054,156	$95,000	$109,750	$-	$1,258,906

Anthony J. Sirica (1)
President and Chief	2025	$550,000	$-	$-	$-	$550,000
Financial Officer	2024	$532,951	$95,000	$109,750	$-	$737,701

Samuel Weinstein
Co-Chief Operating	2025	$193,269	$-	$-	$-	$193,269
Officer	2024	$152,500	$20,000	$-	$-	$172,500

(1)    Mr. Sirica has entered into a letter agreement with the Company, dated as of September 4, 2018 (the “Severance Letter”). Pursuant to the Severance Letter, and subject to the terms set forth, upon termination of employment in certain circumstances, Mr. Sirica will be entitled to receive the following benefits: (i) payment for accrued but unpaid benefits, (ii) lump sum payment equal to eighteen (18) months of total compensation, (iii) continuation of employee benefits and insurance coverage for eighteen (18) months, and (iv) vesting of all unvested and outstanding equity awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the CEO and NEOs as of September 27, 2025:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Michael Weinstein
Chief Executive Officer	01/18/24	6,250	18,750	(1)	$14.80	01/18/34

Anthony J. Sirica
President and Chief Financial	09/04/18	20,000	-		$22.30	09/04/28
Officer	02/03/20	15,000	-		$21.90	02/03/30
	11/19/20	7,500	-		$10.65	11/19/30
	01/18/24	6,250	18,750	(1)	$14.80	01/18/34

Samuel Weinstein
Co-Chief Operating	02/03/20	1,000	-		$21.90	02/03/30
Officer	11/19/20	500	-		$10.65	11/19/30
	09/02/22	1,875	625	(2)	$17.80	09/02/32

_________________________________

(1)	These options vest 25% annually beginning on January 18, 2025.
(2)	These options vest 25% annually beginning on September 2, 2023.

Item 402(v) Pay Versus Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”), and non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules, and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below.

Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(2)(3)(7)(8)(9) ($)	Average Summary Compensation Table Total for Non- PEO NEOs(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)(7)(8)(9) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(5) ($)	Net Income (Loss) ($) (in millions) (6)
2025	825,000	787,173	247,756	199,032	62.48	(9.2)
2024	1,258,906	1,218,651	461,173	392,604	79.61	(3.7)
2023	1,204,156	1,204,156	601,997	601,430	139.08	(5.4)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act, and as such, we are only required to include information for the past three fiscal years in this table.

(2)	Our PEO reflected in these columns and for each of the applicable fiscal years is Michael Weinstein.

(3)	In calculating the CAP amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations were computed in accordance with Financial Accounting Standards Board Accounting Standards Update: Compensation Stock Compensation (ASC Topic 718).

(4)
The individuals comprising the non-PEO NEOs for each year presented are listed below:

               2023 2024 2025
       Anthony J. Sirica Anthony J. Sirica Anthony J. Sirica
       Vincent Pascal Vincent Pascal Samuel Weinstein
                                                       Samuel Weinstein

(5)
The Total Shareholder Return (“TSR”) reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 through the end of the applicable fiscal year on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

(6)	The amounts reflected in this column represent the net income (loss) reflected in the Company’s audited financial statements for each applicable fiscal year.

(7)	For fiscal year 2025, the CAP to the PEO and the average CAP to the Non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2025, computed in accordance with Item 402(v) of Regulation S-K:

	PEO ($)	Non-PEO NEOs (Average) ($)
Total Compensation Reportable in Summary Compensation Table for 2025	825,000	247,756
Less: Grant Date Fair Value of Option Awards Reportable in the 2025 Summary Compensation Table	—	—
Plus: Year-End Fair Value of Awards Granted in 2025 that are Outstanding and Unvested	—	—
Plus: Year Over Year Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	—	—
Less: Vesting Date Fair Value of Awards Granted in 2025 that Vested in 2025	(28,370)	(14,597)
Less: Year Over Year Change in Fair Value of Awards Granted in Prior Years that Vested in 2025 (From Prior Year-End to Vesting Date)	—	(25,297)
Less: Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2025	(9,457)	(8,830)
Plus: Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2025 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2025)	—	—
Compensation Actually Paid for Fiscal Year 2025	787,173	199,032

(8)	For fiscal year 2024, the CAP to the PEO and the average CAP to the Non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2024, computed in accordance with Item 402(v) of Regulation S-K:

	PEO ($)	Non-PEO NEOs (Average) ($)
Total Compensation Reported in 2024 Summary Compensation Table	1,258,906	461,173
Less: Grant Date Fair Value of Option Awards Reported in the 2024 Summary Compensation Table	(109,750)	(36,583)
Plus: Year-End Fair Value of Awards Granted in 2024 that are Outstanding and Unvested	69,495	23,165
Less: Year Over Year Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	—	(4,523)
Less: Vesting Date Fair Value of Awards Granted in 2024 that Vested in 2024	—	(40,803)
Less: Year Over Year Change in Fair Value of Awards Granted in Prior Years that Vested in 2024 (From Prior Year-End to Vesting Date)	—	(9,825)
Less: Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2024	—	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2024 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2024)	—	—
Compensation Actually Paid for Fiscal Year 2024	1,218,651	392,604

(9)	For fiscal year 2023, the CAP to the PEO and the average CAP to the Non-PEO NEOs reflect the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K:

	PEO ($)	Non-PEO NEOs (Average) ($)
Total Compensation Reported in 2023 Summary Compensation Table	1,204,156	601,997
Less: Grant Date Fair Value of Option Awards Reported in the 2023 Summary Compensation Table	—	—
Plus: Year-End Fair Value of Awards Granted in 2023 that are Outstanding and Unvested	—	—
Less: Year Over Year Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	—	(567)
Plus: Vesting Date Fair Value of Awards Granted in 2023 that Vested in 2023	—	—
Plus: Year Over Year Change in Fair Value of Awards Granted in Prior Years that Vested in 2023 (From Prior Year-End to Vesting Date)	—	—
Less: Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2023	—	—
Plus: Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2023 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2023)	—	—
Compensation Actually Paid for Fiscal Year 2023	1,204,156	601,430

Pay versus Performance Comparative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the table above.

Compensation Actually Paid and Company TSR

The following graph sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Cumulative TSR (value of initial $100 investment)
$139.08
$79.61
$62.48
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Value of Initial Fixed $100 Investment Based on Total Shareholder Return

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and out net income (loss) over the three most recently completed fiscal years.

Compensation Actually Paid vs. Net Income (Loss)
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Compensation Actually Paid
-
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
(6.0)
(7.0)
(8.0)
(9.0)
(10.0)
Net Income (Loss) ($ Millions)
(5.4)
(3.7)
(9.2)
2023
2024
2025
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (Loss) ($ Millions)

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Timing of Equity Grants

All equity grants made to executive officers must be approved by the Committee. The Committee does not currently take material non-public information into account when determining the timing of equity grants, and the Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation. During fiscal year 2025, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

DIRECTOR COMPENSATION

 Compensation Paid to Directors in 2025

In fiscal 2025, the Company paid a fee of $32,500 to each director who was not an officer of the Company; each director who was a full-time employee of the Company did not receive any director fees. In addition, in fiscal 2025, the independent director who served as chairman of the Audit Committee of the Board received an annual retainer fee of $10,000, the independent directors who served on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, received $1,500 for each meeting that they attended, and each member of the Board received an additional $1,500 for each Board meeting that they attended, plus an additional $1,500 if such additional Board meeting attended exceeded four hours. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Company’s non-employee directors from the Company for the year ended September 27, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total

Marcia Allen (1)	$47,500	$-	$47,500
Jessica Kates (2)	$46,000	$-	$46,000
Bruce Lewin (1)	$61,000	$-	$61,000
Stephen Novick (1)	$41,500	$-	$41,500
Stephen Shulman	$38,500	$-	$38,500

______________

(1)	Director has 4,000 currently exercisable options at an exercise price of $21.90 per share, 2,000 currently exercisable options at an exercise price of $10.65 per share and 3,750 currently exercisable options at an exercise price of $14.80 per share. In addition, Director has 3,750 currently unexercisable options at an exercise price of $14.80 per share.
(2)	Director has 3,750 currently exercisable options at an exercise price of $17.80 per share. In addition, Director has 1,750 currently unexercisable options at an exercise price of $17.80 per share.

Insider Trading and Short-Selling, Hedging and Pledging Prohibitions

Our insider trading policy is included within our Code of Ethics. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards.

We do not permit our directors or executive officers to speculate in our common stock which includes, without limitation, "short-selling" and/or buying publicly traded options. We also do not permit our directors or executive officers to enter into hedging transactions with respect to their ownership of our common stock or to pledge any of our common stock.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 20, 2026, with respect to the beneficial ownership of shares of our common stock owned by:

•Each of our directors, our CEO and the other NEOs;
•All directors and executive officers as a group; and
•Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 20, 2026, our outstanding equity securities consisted of 3,606,157 shares of common stock. The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under SEC rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 20, 2026. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 20, 2026 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Michael Weinstein	950,711	(3)	26.32%
Bruce R. Lewin	300,556	(4) (5)	8.32%
Marcia Allen	7,875	(5)	Less than 1%
Anthony J. Sirica	48,750	(6)	1.33%
Stephen Novick	7,875	(5)	Less than 1%
Jessica Kates	5,625	(7)	Less than 1%
Samuel Weinstein	62,211	(8)	1.72%
All directors and officers as a group (seven persons)	1,383,603	(9)	37.46%

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Five (5%) Shareholders

Thomas A. Satterfield, Jr.	622,292	(10)	17.26%
15 Colley Cove Drive
Gulf Breeze, Florida 32561

Desai Ravi Ramesh	180,431	(11)	5.00%
1236 Route 46 West
2nd Floor
Parsippany, NJ 07054

_____________________________________________

(1)	Unless otherwise indicated, the address for each person is c/o Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003.

(2)	Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him, her or it.

(3)	Includes: a 50% interest (115,273 shares) held by Michael Weinstein in a limited liability company account maintained by his adult children; 1,650 shares held by The Weinstein Foundation for which Mr. Weinstein acts as trustee and has shared investment and voting power; and 6,250 shares issuable to Mr. Weinstein pursuant to stock options, all of which options are currently exercisable.

(4)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(5)	Includes 7,875 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(6)	Includes 48,750 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(7)	Includes 5,625 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(8)	Includes a 25% interest (57,636 shares) held by Samuel Weinstein in a limited liability company account maintained by him and his sibling and 3,375 shares issuable pursuant to stock options, all of which options are currently exercisable.

(9)	Includes 87,625 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(10)	Based upon information set forth on Form 13G/A filed by Thomas A. Satterfield, Jr. (“Mr. Satterfield”) with the SEC on or about August 7, 2025 with respect to the beneficial ownership reported for Mr. Satterfield, 7,500 shares are held jointly with Rebecca S. Satterfield, Mr. Satterfield's spouse; 57,301 shares are held by Tomsat Investment & Trading Co., Inc., a corporation controlled by Mr. Satterfield and of which he serves as President; 225,000 shares are held by Caldwell Mill Opportunity Fund, which fund is managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager; and 183,041 shares are held by A.G. Family L.P., a partnership managed by a general partner controlled by Mr. Satterfield. Additionally, Mr. Satterfield has limited powers of attorney for voting and disposition purposes with respect to the following shares: Thomas A. Satterfield, Sr. (32,000 shares); Rebecca S. Satterfield (1,000); Parker Satterfield (2,000 shares); Jeanette Satterfield Kaiser (27,000 shares); Richard W. Kaiser (11,000 shares); Parker Little Trust (1,450 shares); Lola Little Trust (500 shares); Henry Beck (6,000 shares); John and Angela Picton (7,000); Christy Beard (2,500); Pamela Beck (2,000); Paula and Gene Colley (3,000); and Glenna and Jesse Colley (4,000). These individuals and entities have the right to receive or the power to direct the receipt of the proceeds from the sale of their respective shares.
(11)	Information is based on a Schedule 13G filed with the SEC on January 7, 2025 by Desai Ravi Ramesh, reporting beneficial ownership of an aggregate of 180,431 shares of common stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, and in reliance upon written representations by or on behalf of our directors and officers, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since the beginning of fiscal 2024, except for the Pascal Advisory Agreement (as defined below) there has not been, nor is there, any transaction proposed in which we were or will be a party in which the amount involved exceeded or will exceed $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On April 10, 2024, Mr. Pascal, informed the Board of his decision to resign as a director and Chief Operating Officer of the Company, effective as of April 30, 2024. On May 1, 2024, the Company entered into a three-year agreement with Mr. Pascal (the “Pascal Advisory Agreement”), pursuant to which Mr. Pascal agreed to provide general operational advice to the Company for an annual fee of $500,000. In addition, the Company will continue to provide Mr. Pascal health insurance for the term of the agreement.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention: Secretary, 85 Fifth Avenue, New York, NY 10003 or call us at (212) 206-8800.

Other Matters

The Board is not aware of any business to be presented at the Meeting, other than the matters set forth in the notice of Meeting and described in this Proxy Statement. If any other business does lawfully come before the Meeting, it is the intention of the persons named as proxies or agents in the enclosed proxy card to vote on such other business in accordance with their judgment.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended September 27, 2025; however, it is not intended that the annual report for fiscal year 2025 be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Anthony J. Sirica
President and Chief Financial Officer

New York, New York
January 26, 2026

ARK RESTAURANTS CORP.
ATTN: ANTHONY SIRICA
85 FIFTH AVENUE
NEW YORK, NY 10003

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82735-P42950

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ARK RESTAURANTS CORP.

The Board of Directors recommends you vote FOR the following proposals:

1. ELECTION OF A BOARD OF SIX DIRECTORS	For	Withhold
1a. Michael Weinstein	☐	☐
1b. Anthony J. Sirica	☐	☐
1c. Marcia Allen	☐	☐
1d. Bruce R. Lewin	☐	☐
1e. Jessica Kates	☐	☐
1f. Stephen Novick	☐	☐

Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof.

Please sign exactly as your name or names appear(s) hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign in full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. No postage is required for mailing in the United States.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Proxy Statement and our 2025 Annual Report to Shareholders are available at: www.proxyvote.com

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

V82736-P42950

ARK RESTAURANTS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

March 17, 2026

THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN and ANTHONY J. SIRICA, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 17, 2026 at 10:00 A.M. Eastern Time at Bryant Park Grill, located at 25 West 40th Street, New York, New York 10018, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE SHAREHOLDER(S). IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)